UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois	60061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement.

On August 12, 2024, CDW LLC (“CDW”) and CDW Finance Corporation (“CDW Finance” and, together with CDW, the “Co-Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Co-Issuers, CDW Corporation (the “Company”), certain other guarantors named therein (the “Guarantors”) and BofA Securities, Inc., as representative of the underwriters named therein (the “Underwriters”), pursuant to which the Co-Issuers agreed to issue and sell to the Underwriters $600,000,000 aggregate principal amount of 5.100% Senior Notes due 2030 (the “2030 Notes”) and $600,000,000 aggregate principal amount of 5.550% Senior Notes due 2034 (the “2034 Notes” and, together with the 2030 Notes, the “Notes”) in a registered public offering (the “Offering”). The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Co-Issuers, the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities. The Offering is expected to close on August 22, 2024, subject to customary closing conditions.

The Offering is being made pursuant to (i) an effective Registration Statement on Form S-3ASR, as amended (the “Registration Statement”), initially filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2023 (File No. 333-273615), including a related base prospectus dated August 2, 2023, (ii) a related preliminary prospectus supplement dated August 12, 2024 filed with the SEC on August 12, 2024 pursuant to Rule 424(b)(5) under the Securities Act, and (iii) a free writing prospectus dated August 12, 2024.

The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference and is to be incorporated in its entirety into the Registration Statement.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 12, 2024, by and among the Co-Issuers, the Company, the Guarantors and the Underwriters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: August 16, 2024	By:	/s/ Albert J. Miralles
Albert J. Miralles
Senior Vice President and Chief Financial Officer